SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 April 23, 1998
                            (Earliest Event Reported)

                             Synovus Financial Corp.
                          (Exact Name of Registrant as
                            Specified in its Charter)

   Georgia                           1-10312                      58-1134883
(State of                        (Commission File                (IRS Employer
 Incorporation)                    Number)                      Identification
                                                                       Number)

                 901 Front Avenue, Suite 301, Columbus, Georgia
                      31901 (Address of principal executive
                                    offices)

                                 (706) 649-2267
                         (Registrant's Telephone Number)

          (Former name or former address, if changed since last report)



Item 5.           Other Events.

         On April 23, 1998, Synovus Financial Corp. ("Registrant") announced a three-for-two stock split. The three-for-two stock split will be issued on May 21, 1998, to shareholders of record as of May 7, 1998 with a brokers' cut-off date of May 14, 1998.

         A copy of the press release regarding the announcement referenced above is attached hereto as Exhibit 99.1 and by this reference made a part hereof.

Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits.

         (a)      Financial Statements - None.

         (b)      Pro Forma Financial Information - None.

         (c)      Exhibits

                  99.1 - Registrant's press release dated April 23, 1998


                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SYNOVUS FINANCIAL CORP.
                                         ("Registrant")

Dated:    April 23, 1998                 By: /s/Kathleen Moates
                                             Kathleen Moates
                                             Senior Vice President

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                                  Exhibit Index

Exhibit Number                                       Description

99.1                                                 Synovus Financial Corp.'s
                                                     press release
                                                     dated April 23, 1998

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